                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                  __________

                                  FORM 8-K/A
                              (AMENDMENT NO. 1)

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)   September 8, 1995
                                                        (July 13, 1995)
                                                        ---------------

                            LOMAK PETROLEUM, INC.
            (Exact name of registrant as specified in its charter)
                        COMMISSION FILE NUMBER 0-9592

            DELAWARE                                 34-1312571
  (State or other jurisdiction                      (IRS Employer
of incorporation or organization)               Identification Number)

        500 THROCKMORTON STREET                         76102
          FORT WORTH, TEXAS                           (Zip Code)
(Address of principal executive offices)


     Registrant's telephone number, including area code:  (817) 870-2601

The purpose of this filing is to make the following amendments pursuant to Item 7(a) and 7(b) Financial Statements and Exhibits:


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.
                 ----------------------------------

         (a)     Financial Statements of Assets Acquired
                 ---------------------------------------

                 Report of Independent Public Accountants
                 Statements of assets (other than productive oil and gas
                   properties) and liabilities as of December 31, 1994 and June 30, 1995
                 Statements of revenues and direct operating expenses for the year ended December 31, 1994 and the six months Ended June 30, 1995
                 Notes to statements of assets (other than productive oil and gas properties) and liabilities and statements of revenues and direct operating expenses

         (b)     Pro Forma Financial Information
                 -------------------------------

                 Pro forma combined statement of income for the year ended
                   December 31, 1994
                 Pro forma combined statement of income for the six months
                   ended June 30, 1995
                 Pro forma combined balance sheet at June 30, 1995
                 Notes to pro forma combined financial statements

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOMAK PETROLEUM, INC.



                                        By   /s/ Thomas W. Stoelk
                                          ----------------------------
                                             Thomas W. Stoelk
                                             Chief Financial Officer





September 8, 1995

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


THE BOARD OF DIRECTORS AND STOCKHOLDERS
   LOMAK PETROLEUM, INC.


         We have audited the accompanying statement of assets (other than productive oil and gas properties) and liabilities of Parker & Parsley Interests, as of December 31, 1994 acquired pursuant to the purchase by Lomak Petroleum, Inc. ("Lomak"), effective June 30, 1995, as described in Note 1 and the related statement of revenues and direct operating expenses for the year ended December 31, 1994. The statement of assets (other than productive oil and gas properties) and liabilities and statement of revenues and direct operating expenses are the responsibility of Lomak's management. Our responsibility is to express an opinion on the statement of assets (other than productive oil and gas properties) and liabilities and statement of revenues and direct operating expenses based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets (other than productive oil and gas properties) and liabilities and statement of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets (other than productive oil and gas properties) and liabilities and statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets (other than productive oil and gas properties) and liabilities and statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets (other than productive oil and gas properties) and liabilities and statement of revenues and direct operating expenses referred to above present fairly, in all material respects, the assets (other than productive oil and gas properties) and liabilities of Parker & Parsley Interests as of December 31, 1994 acquired pursuant to the purchase by Lomak Petroleum, Inc., effective June 30, 1995, as described in Note 1, and the related revenues and direct operating expenses for the year ended December 31, 1994 in conformity with generally accepted accounting principles.





                                        ARTHUR ANDERSEN LLP




Cleveland, Ohio
August  4, 1995

                                                    PARKER & PARSLEY INTERESTS

                                            STATEMENTS OF ASSETS (OTHER THAN PRODUCTIVE
                                         OIL AND GAS PROPERTIES) AND LIABILITIES (NOTE 1)


                                                                                             December 31,            June 30,
                                                                                                1994                   1995
                                                                                             ------------          ------------
                                                                                                                  (unaudited)
                 Assets (other than productive oil and gas properties)
                     Accounts receivable                                                     $    959,278          $    823,379
                 Accounts payable and accrued liabilities                                        (287,670)             (246,101)
                                                                                             ------------          ------------

                     Excess of assets (other than productive oil and gas
                         properties) acquired over liabilities assumed                       $    671,608          $    577,278
                                                                                             ============          ============



                            See accompanying notes.

                                                    PARKER & PARSLEY INTERESTS

                                   STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES (NOTE 1)

                                                                                             Year ended          Six months ended
                                                                                             December 31,            June 30,
                                                                                                1994                   1995
                                                                                             ------------          ------------
                                                                                                                  (unaudited)
                 Revenues, net                                                               $  5,975,137          $  2,894,682
                 Direct operating expenses                                                     (2,928,350)           (1,269,707)
                                                                                             ------------          ------------

                     Excess of revenues over direct operating expenses                       $  3,046,787          $  1,624,975
                                                                                             ============          ============




                            See accompanying notes.

                           PARKER & PARSLEY INTERESTS

                         NOTES TO STATEMENTS OF ASSETS
                 (OTHER THAN PRODUCTIVE OIL AND GAS PROPERTIES)
                   AND LIABILITIES AND STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES

(1)      GENERAL:

ORGANIZATION

         The accompanying statements present the assets (other than productive oil and gas properties) and liabilities and revenues and direct operating expenses of certain working and other interests in oil and gas properties (the "Parker & Parsley Interests") purchased by Lomak Petroleum, Inc. ("Lomak") in June 1995. Such financial statements were derived from the historical records of the predecessor owner and represent Lomak's interest.

         The Parker & Parsley Interests consist of ownership in approximately 825 gross producing oil and gas wells and 300 miles of gas gathering lines. Over 90% of the Parker & Parsley Interests are located in Pennsylvania.

BASIS OF PRESENTATION

         Full historical statements, including general and administrative expenses and interest expense, have not been presented as such a presentation would not be meaningful. The Parker & Parsley Interests acquired represent developed producing properties.

         Parker & Parsley Interests is not a taxpaying entity. Accordingly, no provision for income taxes has been reflected in the statements of revenues and direct operating expenses.

(2)      SALES TO MAJOR CUSTOMERS:

         For the year ended December 31, 1994, three purchasers accounted for 44%, 15% and 11%, respectively of oil and gas sales. For the six months ended June 30, 1995, three purchasers accounted for 50%, 17% and 11%, respectively of oil and gas sales..

(3)      OIL AND GAS RESERVES INFORMATION (UNAUDITED):

         The estimates of the Parker & Parsley Interests in proved oil and gas reserves, which are located entirely in the United States, are based on evaluations by an independent petroleum engineer. Reserves at December 31, 1994, were estimated in accordance with guidelines established by the Securities and Exchange Commission which require that reserve reports be prepared under existing economic and operating conditions with no provision for price escalations except by contractual arrangements.

         Lomak's management emphasizes that reserve estimates are inherently imprecise. Accordingly, the estimates are expected to change as future information becomes available.

                           PARKER & PARSLEY INTERESTS

                         NOTES TO STATEMENTS OF ASSETS
                 (OTHER THAN PRODUCTIVE OIL AND GAS PROPERTIES)
                   AND LIABILITIES AND STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES

The following unaudited table sets forth the estimated proved oil and gas reserve quantities of the Parker & Parsley Interests at December 31, 1994:

                                                                                                     Natural Gas
                                                                                                        (mcfs)
                                                                                                     ------------
                              PROVED RESERVES
                              Balance, December 31, 1993                                               34,623,274
                                 Production                                                            (2,732,171)
                                                                                                     ------------

                              Balance, December 31, 1994                                               31,891,103
                                                                                                     ============

                              PROVED DEVELOPED RESERVES
                              Balance, December 31, 1994                                               30,359,848
                                                                                                     ============

         The "Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves" (Standardized Measure) is a disclosure requirement under Statement of Financial Accounting Standards No. 69. The Standardized Measure does not purport to present the fair market value of proved oil and gas reserves. This would require consideration of expected future economic and operating conditions, which are not taken into account in calculating the Standardized Measure.

         Future cash inflows were estimated by applying year end prices, adjusted for fixed and determinable escalations to the estimated future production less estimated future production costs based on year end costs and future development costs. Future net cash inflows were discounted using a 10% annual discount rate to arrive at the Standardized Measure.

         The standardized measure of discounted future net cash flows relating to proved oil and gas properties are as follows:

                                                                                                        As of
                                                                                                    December 31,
                                                                                                        1994
                                                                                                  ---------------
                              Future cash inflows                                                  $   73,004,542

                              Future costs:
                                  Production                                                          (32,957,919)
                                  Development                                                            (965,000)
                                                                                                  ---------------
                              Future net cash flows                                                    39,081,623
                              Income taxes                                                                      -
                                                                                                  ---------------
                              Undiscounted future net cash flows                                       39,081,623

                              10% discount factor                                                     (15,819,896)
                                                                                                  ---------------
                              Standardized measure                                                $    23,261,727
                                                                                                  ===============


                                                    PARKER & PARSLEY INTERESTS

                                                       STATEMENTS OF ASSETS
                                          (OTHER THAN PRODUCTIVE OIL AND GAS PROPERTIES)
                                            AND LIABILITIES AND STATEMENTS OF REVENUES
                                                   AND DIRECT OPERATING EXPENSES


         Changes in standardized measure of discounted future net cash flows from proved reserve quantities are as follows:

                                                                                                     Year ended
                                                                                                    December 31,
                                                                                                        1994
                                                                                                   ---------------
                              Standardized measure, beginning of year                              $    26,308,514

                              Production                                                                (3,046,787)
                                                                                                   ---------------
                              Standardized measure, end of year                                    $    23,261,727
                                                                                                   ===============

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                        WITH RESPECT TO THE TRANSACTIONS

         The accompanying unaudited pro forma combined statement of income gives effect to (i) the purchase by the Company of 100% of the equity of Gillring Oil Company ("Gillring"), accounted for as a purchase, (ii) the purchase by the Company of 100% of the equity of Red Eagle Resources Corporation ("Red Eagle"), accounted for as a purchase and (iii) the purchase by the Company of certain oil and gas properties from a subsidiary of Parker & Parsley Petroleum Co. The unaudited pro forma combined statement of income for the year ended December 31, 1994 was prepared as if all transactions had occurred on January 1, 1994. The unaudited pro forma combined statement of income for the six months ended June 30, 1995 was prepared as if all transactions had occurred on January 1, 1995. The accompanying unaudited pro forma combined balance sheet of the Company as of June 30, 1995 has been prepared as if the Parker & Parsley acquisition had occurred as of that date. The historical information provided in the statement of income for the year ended December 31, 1994, represents the following periods for the various acquisitions: (i) Gillring represents the period from January 1, 1994 through January 31, 1994, (ii) Red Eagle represents the period from January 1, 1994 through December 31, 1994 and (iii) Parker & Parsley represents the periods from January 1, 1994 through December 31, 1994 and from January 1, 1995 through June 30, 1995.

         This information is not necessarily indicative of future combined operations and it should be read in conjunction with the separate historical statements and related notes of the respective entities appearing elsewhere in this filing or incorporated by reference herein.

                                                       LOMAK PETROLEUM, INC.
                                              PRO FORMA COMBINED STATEMENT OF INCOME
                                                   YEAR ENDED DECEMBER 31, 1994
                                                            (UNAUDITED)

                                                             Gillring                    Parker &
                                                 Lomak        Oil Co.     Red Eagle      Parsley
                                              -----------   -----------   -----------  -----------
                                               Historical   Historical    Historical    Historical     Pro Forma
                                               Year Ended   Month Ended   Year Ended    Year Ended    Adjustments for
                                              December 31,  January 31,   December 31,  December 31, the acquisitions   Pro Forma
                                                 1994          1994          1994          1994          (Note 1)        Combined
                                              -----------   -----------   -----------  -----------     -----------      -----------
              Revenues
                Oil and gas production        $24,460,945      $540,019    $4,236,396   $5,975,137     $   -            $35,212,497
                Field services                  7,667,135        -          6,634,668       -              -             14,301,803
                Gas marketing and
                  transportation                2,194,892        -            993,902       -              -              3,188,794
                Interest and other                470,562        28,484       693,624       -             (28,484) (e)    1,164,186
                                              -----------   -----------   -----------  -----------     -----------      -----------
                                               34,793,534       568,503    12,558,590    5,975,137        (28,484)       53,867,280
                                              -----------   -----------   -----------  -----------     -----------      -----------

              Expenses
                Oil and gas production         10,018,941       222,198     2,481,906    2,928,350     (1,153,140) (c)   14,498,255
                Field services                  5,777,690        -          2,503,305       -              -              8,280,995
                Gas marketing and
                  transportation                  490,097        -            -             -              -                490,097
                Exploration                       359,315         8,975       473,916       -              -                842,206
                General and administrative      2,477,680        67,780     3,786,925       -          (3,064,388) (c)    3,267,997
                Interest                        2,807,216        21,488       144,900       -            1,776,816 (a)    4,750,420
                Depletion, depreciation and
                  amortization                 10,104,987        -          2,106,549       -            3,705,170 (b)   15,916,706
                Lease impairments                  -             -          1,097,000       -          (1,097,000) (g)            0
                Commodity trading losses           -             -          2,136,122       -          (2,136,122) (f)            0
                                              -----------   -----------   -----------  -----------     -----------      -----------
                                               32,035,926       320,441    14,730,623    2,928,350     (1,968,664)       48,046,676
                                              -----------   -----------   -----------  -----------     -----------      -----------

              Income (loss) before income
                taxes                           2,757,608       248,062   (2,172,033)    3,046,787       1,940,180        5,820,604

              Income taxes
                Current                          (20,531)        -           (86,976)       -             (20,493) (d)    (128,000)
                Deferred                        (118,523)        -            475,180       -          (1,193,657) (d)    (837,000)
                                              -----------   -----------   -----------  -----------     -----------      -----------
              Income (loss) from continuing
                operations                     $2,618,554      $248,062   ($1,783,829)  $3,046,787        $726,030       $4,855,604
                                              ===========   ===========   ===========  ===========     ===========      ===========


              Income from continuing
                operations applicable to
                  common shares                $2,243,554                                                                $4,480,604
                                              ===========                                                               ===========


              Net income per common share           $0.25                                                                     $0.37
                                              ===========                                                               ===========

              Weighted average shares
                outstanding                     9,050,558                   2,861,374                       38,268       11,950,200
                                              ===========                                                               ===========



                           See notes to pro forma combined financial statements.

                                                       LOMAK PETROLEUM, INC.
                                              PRO FORMA COMBINED STATEMENT OF INCOME
                                                  SIX MONTHS ENDED JUNE 30, 1995
                                                            (UNAUDITED)

                                                      Lomak      Red Eagle      Parker &
                                                                                 Parsley
                                                    ----------    ---------      ----------
                                                   Historical    Historical    Historical       Pro Forma
                                                       Six          One            Six
                                                     Months     Month Ended   Months Ended     Adjustments for
                                                      Ended
                                                    June 30,    January 31,     June 30,     the acquisitions       Pro Forma
                                                      1995          1995          1995          (Note 2)             Combined
                                                    ----------    ---------      ----------      ----------         ----------
                  Revenues
                    Oil and gas production         $15,333,138     $271,957      $2,894,682       ($271,957)  (j)  $18,227,820
                    Field services                   4,893,388      497,505               0        (497,505)         4,893,388
                    Gas marketing and
                      transportation                 1,514,513       19,116               0         (19,116)  (j)    1,514,513
                    Interest and other                 751,004        3,905               0          (3,905)  (j)      751,004
                                                    ----------    ---------      ----------      ----------         ----------
                                                    22,492,043      792,483       2,894,682        (792,483)        25,386,725
                                                    ----------    ---------      ----------      ----------         ----------
                  Expenses
                    Oil and gas production           6,438,378      137,153       1,269,707        (768,048) (j,l)   7,077,190
                    Field services                   2,876,328      265,918               0        (265,918)  (j)    2,876,328
                    Gas marketing and
                      transportation                   389,754        3,823               0          (3,823)  (j)      389,754
                    Exploration                        275,448        2,618               0          (2,618)  (j)      275,448
                    General and administrative       1,518,844      182,588               0        (273,563)(j,k,l   1,427,869

                    Interest                         2,398,489        3,586               0         768,278 (h,j)    3,170,353
                    Depletion, depreciation and
                      amortization                   6,104,474      160,950               0         792,099 (i,j)    7,057,523
                                                    ----------    ---------      ----------      ----------         ----------
                                                    20,001,715      756,636       1,269,707         246,407         22,274,465
                                                    ----------    ---------      ----------      ----------         ----------

                  Income (loss) before income
                    taxes                            2,490,328       35,847       1,624,975      (1,038,890)         3,112,260

                  Income taxes
                    Current                            (47,513)           0               0         (50,487)  (m)      (98,000)
                    Deferred                          (622,028)     (12,188)              0        (165,784) (j,m)    (800,000)
                                                    ----------    ---------      ----------      ----------         ----------
                  Income (loss) from continuing
                    operations                      $1,820,787      $23,659      $1,624,975     ($1,255,161)        $2,214,260
                                                    ==========    =========      ==========      ==========         ==========

                  Income from continuing
                    operations
                    applicable to common shares     $1,633,287                                                      $2,026,760
                                                   ===========                                                     ===========

                  Net income per common share            $0.14                                                           $0.17
                                                   ===========                                                     ===========

                  Weighted average shares
                    outstanding                     11,314,495      944,737                                         12,259,232
                                                   ===========                                                     ===========




                           See notes to pro forma combined financial statements.

                                                       LOMAK PETROLEUM, INC.
                                                 PRO FORMA COMBINED BALANCE SHEET
                                                           JUNE 30, 1995
                                                            (UNAUDITED)


                                                               Lomak            Parker &
                                                                                 Parsley
                                                            ------------       ------------
                                                                                                  Pro Forma
                                                            Historical         Historical        Adjustments for
                                                          as of June 30,      as of June 30,     the acquisition     Pro Forma
                                                               1995               1995             (Note 2)          Combined
                                                            ------------       ------------      ------------       ------------
                ASSETS
                Current assets
                  Cash and equivalents                        $5,307,307         $  -               $ -               $5,307,307
                  Accounts receivable                          8,215,895            823,379           -                9,039,274
                  Inventory and other                          1,417,251            -                 -                1,417,251
                                                            ------------       ------------      ------------       ------------
                     Total current assets                     14,940,453            823,379           -               15,763,832
                                                            ------------       ------------      ------------       ------------

                Oil and gas properties                       155,109,796          (577,278)        17,347,200  (n)   171,879,718
                  Accumulated depletion and amortization    (25,866,264)            -                 -             (25,866,264)
                                                            ------------       ------------      ------------       ------------

                                                             129,243,532          (577,278)        17,347,200        146,013,454
                                                            ------------       ------------      ------------       ------------

                Gas transportation and field service
                  assets                                      16,294,400            -               2,852,800  (n)    19,147,200
                  Accumulated depreciation                   (3,256,841)            -                 -              (3,256,841)
                                                            ------------       ------------      ------------       ------------

                                                              13,037,559            -               2,852,800         15,890,359
                                                            ------------       ------------      ------------       ------------

                Other assets                                     -                  -                 -                  -
                                                            ------------       ------------      ------------       ------------

                                                            $157,221,544           $246,101       $20,200,000       $177,667,645
                                                            ============       ============      ============       ============

                LIABILITIES AND STOCKHOLDERS' EQUITY
                Current liabilities
                  Accounts payable                            $5,940,545         $  -               $ -               $5,940,545
                  Accrued liabilities                          3,750,285            246,101           -                3,996,386
                  Current portion of debt                        502,519            -                 -                  502,519
                                                            ------------       ------------      ------------       ------------

                    Total current liabilities                 10,193,349            246,101           -               10,439,450
                                                            ------------       ------------      ------------       ------------

                Long-term debt                                71,131,900            -              20,200,000  (n)    91,331,900

                Deferred income taxes                         17,012,420            -                 -               17,012,420

                Stockholders' equity
                  Preferred stock                                200,000            -                 -                  200,000
                  Common stock                                   119,241            -                 -                  119,241
                  Capital in excess of par value              64,475,994            -                 -               64,475,994
                  Retained earnings (deficit)                (5,911,360)            -                 -              (5,911,360)
                                                            ------------       ------------      ------------       ------------

                    Total stockholders equity                 58,883,875            -                 -               58,883,875
                                                            ------------       ------------      ------------       ------------

                                                            $157,221,544           $246,101       $20,200,000       $177,667,645
                                                            ============       ============      ============       ============





                           See notes to pro forma combined financial statements.

                             LOMAK PETROLEUM, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE (1) PRO FORMA ADJUSTMENTS FOR THE ACQUISITIONS OF GILLRING AND PARKER & PARSLEY'S APPALACHIAN ASSETS AND THE MERGER WITH RED EAGLE -- THE TWELVE MONTHS ENDED DECEMBER 31, 1994

    On March 5, 1994, the Company completed the acquisition of Gillring Oil Company ("Gillring") for approximately $11.5 million. Gillring's assets included approximately $5.4 million of working capital. As a result of the acquisition, the Company acquired 100% of Gillring's assets including its oil and natural gas producing properties and its 67% interest in a Texas limited partnership, Gillring Oil L.P. The transaction was accounted for using the purchase method of accounting.

    On October 28, 1994, Lomak and Red Eagle Resources Corporation ("Red Eagle") executed a definitive merger agreement pursuant to which Red Eagle was acquired by the Company. The consideration paid for the acquisition totals $11 million in cash and 2,862,000 shares of Lomak common stock.

    On June 30, 1995, the Company purchased properties in Pennsylvania and West Virginia from a subsidiary of Parker & Parsley Petroleum Company for approximately $20.2 million.

    The accompanying unaudited pro forma combined statement of income for the year ended December 31, 1994 has been prepared as if the acquisitions had occurred on January 1, 1994 and reflects the following adjustments:

(a) To adjust interest expense for the estimated amounts that would have been incurred on the incremental borrowings to acquire Gillring, Red Eagle and Parker & Parsley's Appalachian assets.

                                                                          Interest         Period of        Interest
                                                          Amount            Rate             Time            Expense
                                                        -----------      -----------      ------------    ------------
                           Gillring                       6,371,930             6.1%          45 days           48,585
                           Red Eagle                      7,851,095             6.1%         365 days          478,917
                           Parker & Parsley              20,200,000             6.1%         365 days        1,249,314
                                                        -----------                                       ------------
                                                         34,423,025                                          1,776,816

Interest expense ...............................................                            1,776,816
    Cash .......................................................                                             1,776,816

(b) To record depletion expense for the acquisitions of Gillring and Parker & Parsley's assets at $4.77 and to adjsut the historical depletion rate for Lomak and Red Eagle from $4.41 and $3.08, respectively to $4.77.



                                                                                                            Depletion
                                                           Bbls             Mcfs             BOE           Adjustment
                                                         ---------      -----------      -----------       -----------
                          Lomak historical                 639,615        6,996,202        1,805,649           650,034
                          Gillring                           5,917          235,644           45,191           215,561
                          Red Eagle                         61,909        1,998,358          394,969           667,498
                          Parker & Parsley                       -        2,732,171          455,362         2,172,077
                                                         ---------      -----------      -----------       -----------
                                                           707,441       11,962,375        2,701,171         3,705,170

Depletion expense .....................................................                    3,705,170
    Accumulated depletion .............................................                                      3,705,170

                             LOMAK PETROLEUM, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

(c) To adjust oil and gas production expense and general and administrative expenses for the reduction in costs after the acquisitions of Gillring, Red Eagle and Parker & Parsley's assets.

Accrued expenses ......................................................     4,217,528
    Oil and gas production expense - Parker & Parsley .................                   1,153,140
    General & administrative expenses - Gillring ......................                      33,388
    General & administrative expenses - Red Eagle .....................                   3,031,000


(d) To adjust the provision for income taxes for the change in taxable income resulting from the Gillring, Red Eagle and Parker & Parsley acquisitions and the effect on deferred taxes recorded at January 1, 1994 had the acquisitions taken place at that time.


Income taxes expense-current ...............................               20,493
Income tax expense-deferred ................................            1,193,657
        Income tax payable .................................                               20,493
        Deferred income taxes ..............................                            1,193,657

(e) To reduce interest income on Gillring for cash balances used to reduce incremental borrowings.


Interest income .....................................................          28,484
   Cash .............................................................                        28,484

(f) To eliminate 1994 losses realized by Red Eagle on speculative commodity trade. Lomak has never and does not anticipate in the future participating in speculative commodity trading.

Cash ..............................................................         2,136,122
   Commodity trading income .......................................                        2,136,122

(g)  To eliminate impairment losses on oil & gas properties.


Oil and gas properties ..................................       1,097,000
   Lease impairments ....................................                       1,097,000


                             LOMAK PETROLEUM, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE (2) PRO FORMA ADJUSTMENTS FOR THE ACQUISITION OF PARKER & PARSLEY'S APPALACHIAN ASSETS AND THE MERGER WITH RED EAGLE -- AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 1995

    The accompanying unaudited pro forma combined balance sheet has been prepared as if the Parker & Parsley acquisition had occured on June 30, 1995. The accompanying unaudited pro forma combined statement of income for the six months ended June 30, 1995 has been prepared as if the acquisition had occurred on January 1, 1995 and reflects the following adjustments:

(h) To adjust interest expense for the estimated amounts that would have been incurred on the incremental borrowings to acquire Parker & Parsley's Appalachian assets.

                                                                          Interest         Period of        Interest
                                                          Amount            Rate             Time            Expense
                                                        -----------     ------------    -------------      -----------
                           Parker & Parsley              20,200,000             7.6%         181 days          771,864

Interest expense .................................................                            771,864
    Cash .........................................................                                             771,864

(i) To record depletion expense for the acquisition of Parker & Parsley's assets at $4.34 and to adjust the historical depletion rate for Lomak and Red Eagle from $4.38 and $3.21, respectively to $4.34.


                                                                                                            Depletion
                                                           Bbls             Mcfs             BOE            Adjustment
                                                         ---------      -----------      -----------        ----------
                          Lomak historical                 413,139        4,766,275        1,207,518          (48,301)
                          Red Eagle                          3,966          147,825           28,604            32,323
                          Parker & Parsley                       -        1,339,665          223,278           969,027
                                                         ---------      -----------      -----------        ----------
                                                           417,105        6,253,765        1,459,400           953,049


Depletion expense ..................................................                         953,049
    Accumulated depletion ..........................................                                           953,049

                             LOMAK PETROLEUM, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

(j)  To eliminate January 1995 Red Eagle income statement activity.

Oil and gas production revenue ......................................         271,957
Field services revenue ..............................................         497,505
Gas transportation and marketing revenue ............................          19,116
Interest and other income ...........................................           3,905
    Oil and gas production expense ..................................                       137,153
    Field services expense ..........................................                       265,918
    Gas transportation and marketing expense ........................                         3,823
    Exploration expense .............................................                         2,618
    General and administrative expense ..............................                       182,588
    Interest expense ................................................                         3,586
    Depletion, depreciation and amortization expense ................                       160,950
    Income tax expense ..............................................                        12,188
    Retained earnings ...............................................                        23,658

(k)  To remove minority interest from January 1995 Red Eagle income statement.

Retained earnings ...................................................          12,181
   General and administrative expense ...............................                         12,181

(l) To reduce oil and gas production and general and adminstrative expenses for cost reductions.

Accrued expenses ....................................................         709,689
   Oil and gas production expense ...................................                       630,895
   General and administrative expense ...............................                        78,794

(m) To adjust the provision for income taxes for the change in taxable income resulting from the Gillring, Red Eagle and Parker & Parsley acquisitions and the effect on deferred taxes recorded at January 1, 1994 had the acquisitions taken place at that time.

Income taxes expense-current ........................................          50,487
Income tax expense-deferred .........................................         177,972
   Income tax payable ...............................................                         50,487
   Deferred income taxes ............................................                        177,972


(n) To record the purchase of Parker & Parsley's Appalachian oil & gas properties, funded through the Company's credit facility.

Oil and gas properties ..............................................      17,347,200
Gas transportation and field service assets .........................       2,852,800
   Long-term debt ...................................................                     20,200,000